December 2015
Exhibit 99.1
3Q Results 2015 | cbbank.com
Filed by CVB Financial Corp. Pursuant to Rule 425 under the Securities Act of 1933
Subject Company: County Commerce Bank Filer’s SEC File No.: 0-10140
Exhibit 99.1

Safe Harbor
2
Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plans and expectations regarding the Company’s future financial position and operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and events and the impact they may have on us and our customers; our ability to attract deposits and other sources of funding or liquidity; supply and demand for real property inventory and periodic deterioration in values of California real estate, both residential and commercial; a prolonged slowdown or decline in construction or sales activity; changes in the financial performance and/or condition of our borrowers or certain key vendors or counterparties; changes in the level of nonperforming assets and any accompanying reserves and/or charge-offs; the cost or effect of acquisitions we may make; the effect of changes in laws, regulations and relevant judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, bank capital levels, securities and securities trading and hedging, employment, executive compensation, insurance, vendor management and information security) with which we and our subsidiaries must or believe we should comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the
Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rates or monetary policies; changes in the amount and availability of deposit insurance;
cyber-security threats, including loss of system functionality or theft or loss of Company or customer data or money; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and the perceived overall value of these products and services by customers and potential customers; the
Company’s relationships with and reliance upon vendors with respect to the operation of certain of the Company key internal and external systems and applications; changes in consumer spending, borrowing and savings preferences or habits; technological changes and the expanding use of technology in banking (including the adoption of mobile banking applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive environment among financial and bank holding companies, banks and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions; fluctuations in the price of the Company’s stock; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards
Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our management team and/or our board of directors; the costs and effects of legal, compliance and regulatory changes and developments, including the resolution of legal proceedings or regulatory or other governmental inquiries or investigations and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and all other factors set forth in the
Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2014, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.
3Q Results 2015 | cbbank.com

Total Assets:
$7.6 Billion
Gross Loans:
$3.8 Billion
Total Deposits (Including Repos):
$6.6 Billion
Total Equity:
$921 Million
Source: Q3 2015 earnings release & company filings.
CVB Financial Corp. (CVBF)
Largest financial institution headquartered in the Inland Empire region of
Southern California.  Founded in 1974
Locations
in
43
cities
with
40
business
financial
centers
and
7
commercial
banking centers and 3 trust office locations serving the Inland Empire, LA
County, Orange County, San Diego County, Ventura County, and the
Central Valley of California
3
3Q Results 2015 | cbbank.com

Experienced Leadership
Name
Position
Banking Experience
CVBF Service
Christopher D. Myers
President & CEO
31 Years
9 Years
Richard C. Thomas
Executive Vice President
Chief  Financial Officer
6 Years
5 Years
James F. Dowd
Executive Vice President
Chief  Credit Officer
38 Years
7 Years
David C. Harvey
Executive Vice President
Chief  Operations Officer
26 Years
6 Years
David A. Brager
Executive Vice President
Sales Division
27 Years
12 Years
R. Daniel Banis
Executive Vice President
CitizensTrust
33 Years
3 Years
Yamynn DeAngelis
Executive Vice President
Chief  Risk Officer
36 Years
28 Years
Richard Wohl
Executive Vice
President
General Counsel
27
Years
4 Years
4
3Q Results 2015 | cbbank.com

Board of Directors
Name
CVB Experience
Age
Ray
O’Brien
-
Chairman
4 Years
58
George
Borba
Jr.
-
Vice
Chairman
3 Years
48
Steve Del Guercio
3 Years
54
Robert Jacoby
10 Years
74
Kristina Leslie
NEW
51
Hal Oswalt
2 Years
67
San Vaccaro
16 Years
82
Chris Myers
-
CEO
9 Years
53
5
3Q Results 2015 | cbbank.com

Who is CVB Financial Corp.? 3Q Results 2015 | cbbank.com

Largest Banks Headquartered in California
7
Source: SNL Financial
In millions
Rank
Name
Asset
Size (9/30/15)
1
Wells Fargo
$1,751,265
2
Union Bank
$114,358
3
Bank of the West
$74,023
4
First Republic Bank
$55,375
5
SVB Financial
$41,734
6
City National Bank
$35,576
7
East West Bank
$31,120
8
Pacific Western Bank
$16,815
9
Cathay Bank
$12,750
10
CVB Financial Corp.
$7,626
11
BBCN
$7,583
12
Banc of California, Inc.
$7,257
13
Opus Bank
$6,184
14
Farmers & Merchants of Long Beach
$5,979
15
Westamerica Bank
$5,001
3Q Results 2015 | cbbank.com

Bank Accomplishments & Ratings
154 Consecutive Quarters of Profitability
104 Consecutive Quarters of Cash Dividends
#5
Rated
Bank:
BankDirector
Magazine
Bank Performance Scorecard (August 2015)
BauerFinancial
Report
Five Star Rating (June 2015)
81 Consecutive Quarters
Fitch Rating
BBB (September 2015)
3Q Results 2015 | cbbank.com

Our Markets 3Q Results 2015 | cbbank.com

San Joaquin
Stanislaus
Merced
Madera
Fresno
Tulare
Kern
San Bernardino
Los Angeles
Riverside
Orange
San Diego

[redacted]

Existing Locations
10
40
Business Financial Centers
7
Commercial Banking Centers
3
CitizensTrust Locations
Corporate Office
Business Financial Centers
Commercial Banking Centers
CitizensTrust
Ventura –
NEW Opened January 2015

New Acquisition County Commerce Bank ‘CNYB’ 11 3Q Results 2015 | cbbank.com

Transaction Highlights
12
Overview
CNYB Balance Sheet (000’s) as of 9/30/2015
Headquarters
Oxnard, CA
Establishment Date
2003
Total
Branches
4
Number of Employees
41
Total Assets
$257,137
Total Loans
$162,169
Total Deposits
$223,253
3Q Results 2015 | cbbank.com

Helendale
Quartz Hill
Lake Los Angeles
Palmdale
Adelanto
Littlerock
Castaic
Acton
Ojai
Phelan
Hesperia
Wrightwood
Angeles National Forest
Mt San Antonio
Simi Valley
Thousand Oaks
Port Hueneme
Los Angeles
Malibu
Santa Monica
Chino
Riverside
Torrance
Long Beach
Newport Beach
Lake Elsinore
Murrieta
Dana Point

Geographic Locations 13 Citizens Business Bank County Commerce Bank

‘CNYB’ Purchase Price • $41.25 Million (50% Cash, 50% Stock) • 1.70 x Tangible Book • 3.5 Years Earn-back 14 3Q Results 2015 | cbbank.com

Financial Performance 3Q Results 2015 | cbbank.com

Deposits*
(000’s)
# of Center
Locations
Total Deposits
(9/30/14)
Total Deposits
(9/30/15)
Los Angeles County
18
$2,095,048
$2,448,973
Inland Empire
(Riverside & San Bernardino Counties)
9
$2,069,631
$2,030,689
Orange County
9
$934,747
$936,291
Central Valley
9
$881,252
$868,210
Other
2
$307,439
$285,483
Total
47
$6,288,117
$6,569,646
*Includes Customer Repurchase Agreements
Average Cost of Deposits  (Year-to-Date)
0.11%
.010%
3Q Results 2015 | cbbank.com

Total Deposits*
$500,000
$1,500,000
$2,500,000
$3,500,000
$4,500,000
$5,500,000
$6,500,000
$7,500,000
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2010
2011
2012
2013
2014
2015
Non-Int Bearing Dep
Interest Bearing Deposits*
17
(000’s)
*Interest Bearing Deposits includes REPOs
3Q Results 2015 | cbbank.com

Deposit Cost Comparison
18
Source: Q3 2015 earnings release & other company filings, SNL Financial—peers represent public
CA , AZ, HI, NV, OR & WA banks with assets $2 -
$25 billion. Peer Data is as of 09/30/2015
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
1.00%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2010
2011
2012
2013
2014
2015
CVBF
Peers
3Q Results 2015 | cbbank.com

(000’s)
# of Center
Locations
Average
Loans  per
Location
Total Loans*
(9/30/2015)
Los Angeles County
18
$87,362
$1,572,507
Central Valley
9
$76,698
$690,283
Inland Empire
(Riverside & San Bernardino Counties)
9
$72,572
$653,150
Orange County
9
$56,296
$506,666
Other
-
-
$313,770
Total
$3,736,376
Total Loans*
3Q Results 2015 | cbbank.com
*Prior to MTM discount, loan fees, loan loss reserve and loans Held for Sale
Starting
in
the
4
th
quarter
of
2014,
covered
and
non-covered
loans
are
combined

$2,000,000
$2,200,000
$2,400,000
$2,600,000
$2,800,000
$3,000,000
$3,200,000
$3,400,000
$3,600,000
$3,800,000
$4,000,000
$4,200,000
$4,400,000
Q1
Q2Q3
Q4
Q1
Q2Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2010
2011
2012
2013
2014
2015
Total Loans*
Total Loans*
(000’s)
3Q Results 2015 | cbbank.com
*Starting
in
the
4
th
quarter
of
2014,
covered
and
non-covered
loans
are
combined
(Purchase
Credit
Impaired
or
PCI)
Before deferred loan fees, discount on PCI loans, and loans held for sale
Includes covered and non-covered loans for all periods presented

Municipal Lease
Finance
Receivables,
2.0%
Dairy, Livestock &
Agribusiness,
5.6%
Commercial &
Industrial, 11.1%
Construction RE,
1.5%
Commercial RE -
Owner
Occupied, 25.5%
Commercial RE-
Non-Owner,
41.0%
Multi-Family, 5.6%
SFR Mortgage,
5.9%
Other, 1.8%
21
Loan Portfolio Composition
Total Loans by Type
3Q Results 2015 | cbbank.com
Source: Q3 2015 earnings release & company reports
Starting
in
the
4
th
quarter
of
2014,
covered
and
non-covered
loans
are
combined

Credit Quality 3Q Results 2015 | cbbank.com

Non-Performing Assets*
$-
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
$160,000
$180,000
$200,000
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2009
2010
2011
2012
2013
2014
2015
Non-Performing Loans
OREO
23
(000’s)
3Q Results 2015 | cbbank.com
*Non-Covered
assets
|
Starting
in
the
4
th
quarter
of
2014,
covered
and
non-covered
assets
are
combined

Classified Loans*
$-
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
Q1
Q2Q3
Q4
Q1
Q2Q3
Q4
Q1
Q2Q3
Q4
Q1
Q2Q3
Q4
Q1
Q2Q3
Q4
Q1
Q2Q3
Q4
Q1
Q2
Q3
2009
2010
2011
2012
2013
2014
2015
24
(000’s)
3Q Results 2015 | cbbank.com
*Non-Covered
loans|
Starting
in
the
4
th
quarter
of
2014,
covered
and
non-covered
loans
are
combined

$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
(000's)
2009
2010
2011
2012
2013
2014
2015 YTD
Net Charge-Offs/Recoveries (by year)

Loans: Net Charge-Offs* 25 3Q Results 2015 | cbbank.com *Non-Covered | Starting in the 4 th quarter of 2014, covered and non-covered loans are combined

Profits 3Q Results 2015 | cbbank.com

$-
$2,500
$5,000
$7,500
$10,000
$12,500
$15,000
$17,500
$20,000
$22,500
$25,000
$27,500
$30,000
$32,500
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2009
2010
2011
2012
2013
2014
2015
Net Income
(000’s)
Net Income After Taxes
$20.4 million FHLB prepayment charge
$13.9 million FHLB prepayment charge
3Q Results 2015 | cbbank.com

(000’s)
2011
2012
2013
2014
9 Months
to
09/30/2015
Net Interest Income
$234,681
$236,950
$216,266
$236,514
$189,684
Provision for Loan Losses
($7,068)
$0
$16,750
$16,100
$4,500
Other Operating
Income/Expenses (Net)
($106,809)
($122,257)
($88,741)
($89,817)
($83,978)
Income Taxes
($39,071)
($37,413)
($48,667)
($58,776)
($39,674)
Net Profit After Tax
$81,733
$77,280
$95,608
$104,021
$70,532
Earnings
28
$20.4 million FHLB prepayment charge
$13.9 million FHLB prepayment charge
3Q Results 2015 | cbbank.com

Net Interest Margin
1.50%
1.75%
2.00%
2.25%
2.50%
2.75%
3.00%
3.25%
3.50%
3.75%
4.00%
4.25%
Q1
Q2
Q3Q4
Q1Q2
Q3Q4
Q1
Q2Q3
Q4Q1
Q2Q3
Q4Q1
Q2
Q3Q4
Q1Q2
Q3Q4
Q1
Q2Q3
Q4Q1
Q2Q3
Q4
Q1Q2
Q3
2007
2008
2009
2010
2011
2012
2013
2014
2015
29
*Normalized tax-equivalent excludes accretion on covered loans (Purchase Credit Impaired)
Normalized*
2.92%
3.92%
3.67%
3Q Results 2015 | cbbank.com

Efficiency & Expenses 3Q Results 2015 | cbbank.com

3Q Results 2015 | cbbank.com
Efficiency Ratio
31
$20.4 million FHLB prepayment charge
$13.9 million FHLB prepayment charge
0.00%
10.00%
20.00%
30.00%
40.00%
50.00%
60.00%
70.00%
80.00%
90.00%
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2011
2012
2013
2014
2015
Efficiency Ratio

3Q Results 2015 | cbbank.com
Non-Interest Expense
as a % of Average Assets
32
1.71%
$20.4 million FHLB prepayment charge
$13.9 million FHLB prepayment charge
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2011
2012
2013
2014
2015
Non-Interest Expense as a % of Average Assets

3Q Results 2015 | cbbank.com Capital

Capital Ratios
34
* CVB Financial
Corp.
-
Consolidated
Adequately
Capitalized Ratio
Well-Capitalized
Ratio
September 30, 2015*
Tier 1 Risk-based Capital Ratio
6.0%
8.0%
17.40%
Total Risk-based Capital Ratio
8.0%
10.0%
18.65%
Common Equity Tier 1 Capital Ratio
4.5%
6.5%
16.88%
Tier 1 Leverage Ratio
4.0%
5.0%
11.12%

3Q Results 2015 | cbbank.com Securities & Investments

3Q Results 2015 | cbbank.com
Source: Q3 2015 earnings release | Yield on securities represents the fully taxable equivalent
$2.31 Billion
*Available For Sale
Yield on securities
portfolio =2.53%
for the 3rd Quarter 2015
Securities Portfolio*
--$3.2 Billion--
$869.7 Million
*Held to Maturity
Municipal
Bonds 8.08%
Government
Agency &
GSEs 0.90%
MBS 74.00%
CMO's /
REMIC's
16.80%
Trust
Preferred
0.22%
Municipal
Bonds,
38.19%
Government
Agency &
GSEs, 34.18%
MBS,
27.48%
CMO's /
REMIC's,
0.15%

3Q Results 2015 | cbbank.com
Securities Portfolio*
$2.3 Billion
Mark-to-Market (Pre-tax)
(000’s)
*Available For Sale
-$40,000
-$20,000
$0
$20,000
$40,000
$60,000
$80,000
$100,000
Jun 09
Dec 09
Jun 10
Dec 10
Jun 11
Dec 11
Jun 12
Dec 12
Jun 13
Dec 13
Jun 14
Dec 14
Jun 15
$53,217

3Q Results 2015 | cbbank.com
CVBF Assets
38
*Includes overnight funds held at the Federal Reserve, Interest earning -
due from Correspondent Banks, other short-term money market
accounts or certificates of deposit
Securities
41.7%
Fed
Balance*
3.2%
Other 4.8%
Goodwill &
Intangibles
1.0%
Loans,
net 49.3%
9/30/15
$7.6 Billion
Securities
42.4%
Fed
Balance*
2.4%
Other 4.6%
Goodwill &
Intangibles
0.7%
Loans,
net
49.9%
12/31/06
$6.1 Billion

3Q Results 2015 | cbbank.com
Yield on Securities vs. Yield on Loans
*Excluding Discount Accretion
**Includes Available for Sale and Held to Maturity, TE
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2009
2010
2011
2012
2013
2014
2015
Yield on Loans*
Yield on Securities**

3Q Results 2015 | cbbank.com
CVBF Liabilities
12/31/06
$5.7 Billion
9/30/15
$6.7 Billion
*Includes Customer Repurchase Agreements
Other
Liabilities
0.7%
Borrowings
36.0%
Junior
subordinated
Debentures 1.9%
Other
Liabilities
1.6%
Junior
subordinated
Debentures
0.4%
Total
Deposits*
61.4%
Borrowings
0.0%
Total
Deposits*
98.0%

3Q Results 2015 | cbbank.com Our Growth Strategy

3Q Results 2015 | cbbank.com
Our Vision
Citizens Business Bank will strive to become the
premier
financial
services
company
operating
throughout the state of California, servicing the
comprehensive financial needs of successful small
to medium sized businesses and their owners.
42

3Q Results 2015 | cbbank.com
Target Customer
The best privately-held and/or family-owned
businesses throughout California
—
Annual revenues of $1-200 million
—
Top 25% in their respective industry
—
Full relationship banking
—
Build 20-year relationships
43

3Q Results 2015 | cbbank.com
Three Areas of Growth
Acquisitions
San Diego
(2014)
Oxnard
(2015)
American
Security Bank
(2014)
County
Commerce Bank*
(2016)
*Projected to close in 1
st
quarter 2016
Same Store
Sales
DeNovo

3Q Results 2015 | cbbank.com
•
Target size: $200 million to $2 billion in assets
•
Financial & Strategic
•
In-market and/or adjacent geographic market
(California only)
Acquisition Strategy
--Banks--
--Trust/Investment--
•
Target size: AUM of $200 million to $1 billion
•
In California
--Banking Teams--
•
In-
market & ‘new’ markets

3Q Results 2015 | cbbank.com
Our ‘Critical Few’
•
Execute on DeNovo
Growth Initiatives
•
Pursue Strategic Acquisitions
•
Quality Loan Growth
•
Provide Customer Solutions Through Technology
•
Expand Market Share Through Same Store Sales

3Q Results 2015 | cbbank.com Copy of presentation at www.cbbank.com